EXHIBIT 10.5


                      Resolution of the Board of Directors
                                       of
                             C&D TECHNOLOGIES, INC.


I certify as Secretary of C&D TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware, that the Board of Directors of the corporation (the "Corporation") duly adopted the following resolutions and that the resolutions are now in full force and effect:

RESOLVED: The Corporation may appoint The Chase Manhattan Bank ("Chase") as trustee, custodian and investment manager (or to act in any of these capacities) for any employee benefit plan adopted or maintained by the Corporation under whatever terms and conditions that the officers and agents of the Corporation may agree upon.

RESOLVED: The Corporation may appoint Chase as custodian and, if so desired by the officers of the Corporation, investment manager of assets of the Corporation under whatever terms and conditions that the officers and agents of the Corporation may agree upon.

RESOLVED: The Corporation may appoint affiliates of Chase to act as the Corporation's trustee, custodian, and investment manager (or to act in any of these capacities) with respect to the matters discussed in the preceding resolutions.

RESOLVED: Any officer of the Corporation (or his or her designee) hereby may enter into on behalf of the Corporation, trust, custody, and investment management instruments and agreements and documents relating to services provided or to be provided by Chase or its affiliates as trustee, custodian, or investment manager of the Corporation or any of the Corporation's employee benefit plans. The officers, employees, and agents of the Corporation are hereby authorized to give notices, certifications, directions and instructions (including for example, instructions for the transfer of funds and securities) under any such instrument, agreement, or document, and to execute any related documents, as may be contemplated by any such agreement, or document, and Chase shall not be obligated to inquire into the circumstances of any such instruction.

RESOLVED: Chase and its affiliates may rely and act upon any certification of these resolutions provided to it by the Secretary, or any other officer of the Corporation. These resolutions shall continue in full force and effect until Chase is advise by a like certificate of any changes.

                                 C&D TECHNOLOGIES, INC.



                                 By: /s/ Stephen E. Markert, Jr.
                                     ---------------------------

Date: 1/28/99
      -------